UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Office Properties Income Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 16, 2019 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Business at a Glance

OFFICE PROPERTIES INCOME TRUST

$5.6 Billion	247	31.9 Million	91%
Gross Investment in Real Estate	Properties	Square Feet	Occupancy
38	**64.9%**	**37.5%**	**6.0 Years**
States & Washington, D.C.	Annualized Rent from Investment Grade Tenants	Of Board Comprised of Women	Weighted Average Remaining Lease Term

Tenant: Tyson Foods, Inc.
400 S. Jefferson Street
Chicago, IL

Tenant Industry
Government 35.9%
Life Sciences & Medical 2.0%
Technology & Communications 15.5%
Education & Social Services 1.8%
Legal & Consulting 15.2%
Other 0.9%
Real Estate & Financial 11.0%
Retail & Food 6.9%
Manufacturing & Transportation 4.8%
Energy Services 6.0%

Top 10 Tenants

	Tenant	Credit Rating		Annualized Rental Income	% of Total Annualized Rental Income
1	U.S. Government	Investment Grade	$	179,620	25.6%
2	State of California	Investment Grade		18,933	2.7%
3	Shook, Hardy & Bacon L.L.P.	Not Rated		18,574	2.6%
4	Bank of America Corporation	Investment Grade		16,283	2.3%
5	Noble Energy, Inc.	Investment Grade		14,722	2.1%
6	F5 Networks, Inc.	Not Rated		14,238	2.0%
7	Andeavor	Investment Grade		14,141	2.0%
8	WestRock Co.	Investment Grade		12,837	1.8%
9	Northrop Grumman Corporation	Investment Grade		11,375	1.6%
10	CareFirst Inc.	Non Investment Grade		11,265	1.6%

Business Highlights

MERGER COMPLETED

- Government Properties Income Trust, or GOV, completed its merger with Select Income REIT, or SIR, and GOV changed its name to Office Properties Income Trust.
- Sold its 24.9 million shares of SIR and disentangled from Industrial Logistics Properties Trust.

BORROWING COSTS REDUCED

- Reduced LIBOR margin by 15 bps and extended the maturity of its $750 million unsecured credit facility.

PROPERTY DISPOSITION PLAN EXECUTION

- Completed $520.8 million of asset sales to conclude the permanent financing of the First Potomac Realty Trust acquisition.

BOARD AND MANAGEMENT CHANGED

- Appointed David Blackman as Managing Trustee and Jeff Leer as CFO following Mark Kleifges's retirement.
- Expanded the board from six to eight members upon completion of the merger with SIR.

LETTER TO OUR SHAREHOLDERS FROM OUR
BOARD OF TRUSTEES

Dear Fellow Shareholders:

              Please join us for our annual meeting on Thursday, May 16, 2019. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites shareholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

              Please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. With this in mind, we have begun what we expect to be a multiyear process of re-examining our fundamental governance policies as we understand that good governance is critical to building and keeping shareholder confidence and to long term value creation. Shareholder engagement and feedback have been critical components of this re-examination. Our initial steps include: expanding the size of our Board to add two additional members; engaging an executive search consulting firm to help us identify and vet qualified and diverse board candidates so that we can, as needed, refresh our Board and add members with diverse skills and backgrounds; adopting a proxy access bylaw; and amending our Bylaws so we have a plurality vote standard for contested elections of our Trustees. We discuss our plans in more detail in the accompanying Proxy Statement.

              We thank you for your investment in Office Properties Income Trust and for the confidence you put in this Board to oversee your interests in our business.

March 28, 2019

David M. Blackman	William A. Lamkin
Donna D. Fraiche	Elena B. Poptodorova
Barbara D. Gilmore	Adam D. Portnoy
John L. Harrington	Jeffrey P. Somers

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 16, 2019

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Advisory vote to approve executive compensation;

3.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year;

4.
Approve an amendment to the Office Properties Income Trust 2009 Incentive Share Award Plan, as amended; and

5.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on February 28, 2019.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2019 Annual Meeting. If you cannot attend in person, please vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 28, 2019
Newton, Massachusetts

By Order of the Board of Trustees,
Jennifer B. Clark
 Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Proxy Materials and Voting Information" section on page 43 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

PLEASE VOTE

It is very important that you vote to play a part in the future of our Company. The Nasdaq Stock Market LLC (the "Nasdaq") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 13	FOR	Plurality of all votes cast*
2	Advisory vote to approve executive compensation**	Page 25	FOR	Majority of all votes cast
3	Ratification of independent auditors**	Page 35	FOR	Majority of all votes cast
4	Amendment to the Office Properties Income Trust 2009 Incentive Share Award Plan, as amended	Page 38	FOR	Majority of all votes cast

*
The Board of Trustees has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board of Trustees and, in such circumstance, the Board of Trustees will decide whether to accept or reject the resignation offer.

**
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 15, 2019 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 15, 2019 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

    2019 Proxy Statement    1

March 28, 2019

PROXY STATEMENT

The Board of Trustees (the "Board") of Office Properties Income Trust (the "Company," "we," "us" or "our") is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2019 annual meeting of shareholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, May 16, 2019, at 9:30 a.m., Eastern time, and any adjournments or postponements thereof (the "2019 Annual Meeting"). We are first making these proxy materials available to shareholders on or about March 28, 2019.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on February 28, 2019, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On February 28, 2019, there were 48,091,903 Common Shares issued and outstanding.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2019 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 16, 2019.

The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2018 are available at www.proxyvote.com.

2         2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Review of Corporate Governance Policies and Shareholder Engagement

In recognition of the relationship between corporate governance and long term performance and as a result of engagement with and feedback from our shareholders, the Board has embarked on a review of the Company's corporate governance principles. The Board expects that corporate governance reform will be a multi-year process and, as it weighs various alternatives, the Board is prioritizing its consideration based on a review of best practices and input from our shareholders. Based on these principles, the Board has established the following priorities and taken the following steps:

  •
  had meaningful engagements with many of our shareholders;

  •
  expanded the Board to add two additional Independent Trustees;

  •
  retained Korn Ferry, a leading executive search consulting firm, to help identify and evaluate candidates to refresh the Board, as appropriate;

  •
  adopted a proxy access bylaw (see page 9); and

  •
  amended our Bylaws so that, in a contested election, our Trustees are elected by a plurality of the votes cast by our shareholders (see page 9).

The Board has also instituted a number of complementary mechanisms to allow shareholders to communicate their points of view, including:

  •
  the annual advisory vote to approve executive compensation (see page 25);

  •
  our commitment to thoughtfully consider shareholder proposals submitted to the Company;

  •
  the ability to attend and voice opinions at the annual meeting of shareholders; and

  •
  the ability to direct communications to individual Trustees or the entire Board (see page 10).

As the Board continues on the path to enhanced good governance, we appreciate your support of the Board and these initiatives.

Board Composition, Expansion and Refreshment

We are currently governed by an eight member Board of Trustees. Ensuring the Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of the Board and the Nominating and Governance Committee. Following our merger with Select Income REIT ("SIR"), we increased the size of the Board from six to eight members. The Board continues to evaluate its composition, including to ensure the proper mix of skills and diversity among Board members, ensure a smooth transition if and when a Trustee decides to retire or otherwise leaves the Board and ensure that the Board is comprised of individuals with a diverse set of backgrounds, perspectives and skills. The Board believes that continuity is important to the effective conduct of our business and expects that any refreshment will take place over several years. To facilitate these efforts, the Board has retained Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist the Nominating and Governance Committee in:

  •
  identifying and evaluating potential trustee candidates;

  •
  creating an even playing field among candidates identified regardless of source;

  •
  using the criteria, evaluations and references to prioritize candidates for consideration regardless of source; and

  •
  assisting in attracting and vetting candidates.

    2019 Proxy Statement    3

THE BOARD BELIEVES THAT ITS MEMBERS SHOULD:

•

exhibit high standards of integrity and ethics;

•

have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

•

have knowledge of the commercial real estate ("CRE") industry and real estate investment trusts ("REITs");

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be familiar with office property leasing trends;

•

have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity and skills; and

•

be committed to serving on the Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his or her field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

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operating business and/or transactional experience;

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management/leadership experience;

•

knowledge of the Company's historical business activities;

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familiarity with the public capital markets;

•

experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•

understanding of law, government and regulatory policy, and leasing and budgeting trends and practices;

•

service on other public company boards and committees;

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

The Nominating and Governance Committee and the Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition when evaluating potential nominees for election as Trustee. The Nominating and Governance Committee and the Board also expect to ask Korn Ferry to assist in considering the qualifications of, and evaluating, potential nominees.

4         2019 Proxy Statement

Summary of Board Experience

	Donna D. Fraiche	Barbara D. Gilmore	John L. Harrington	William A. Lamkin	Elena B. Poptodorova	Jeffrey P. Somers	David M. Blackman	Adam D. Portnoy

High level of financial literacy and capital markets experience		X	X	X		X	X	X

Operating business experience			X	X			X	X

Commercial real estate or REIT experience	X	X	X	X	X	X	X	X

Familiarity with office property leasing trends	X	X	X	X	X	X	X	X

Government, regulatory and public policy and/or legal expertise	X	X		X	X	X		X

Management Leadership experience	X	X	X	X	X	X	X	X

Knowledge of the Company's historical business activities		X	X		X	X	X	X

Familiarity with the public capital markets				X		X	X	X

Risk oversight/management expertise	X	X	X	X	X	X	X	X

Service on other public company board and committees	X	X	X	X	X	X	X	X

Gender or ethnic diversity	X	X			X

Managing Trustee							X	X

Independent Trustee	X	X	X	X	X	X

    2019 Proxy Statement    5

Key Responsibilities of the Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

The Board oversees and monitors strategic planning.

✓

Business strategy is a key focus at the Board level and embedded in the work of Board committees.

✓

Company management is charged with executing business strategy and provides regular performance updates to the Board.

✓

The Board oversees risk management.

✓

Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

The Board oversees succession planning and talent development for senior executive positions.

✓

The Nominating and Governance Committee makes an annual report to the Board on succession planning.

✓

In the event of a succession, the entire Board may work with the Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

The Board's Role in Oversight of Risk Management

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the Company's assets, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks the Company faces. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The day to day business of the Company is conducted by our manager, The RMR Group LLC ("RMR LLC"), and RMR LLC and the Company's officers and Director of Internal Audit are responsible for incorporating risk management in their activities. The Company's Director of Internal Audit reports to the Audit Committee and provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports RMR LLC and other service providers provide, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

6         2019 Proxy Statement

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, legal counsel, the Company's independent auditors and other professionals, as appropriate.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity, receiving regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee meets at least quarterly and reports its findings to the Board. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report to Shareholders for the year ended December 31, 2018 ("Annual Report"). The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Trustee Independence

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Trustees. Our governing documents also require that a majority of the Board be Independent Trustees. Under our governing documents, Independent Trustees are Trustees who are not employees of RMR LLC, are not involved in the Company's day to day activities and who meet the qualifications for independence under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and

    2019 Proxy Statement    7

circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that Donna D. Fraiche, Barbara D. Gilmore, John L. Harrington, William A. Lamkin, Elena B. Poptodorova and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management services. The Board has concluded that none of these six Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Trustees

Pursuant to the Company's Governance Guidelines, our Independent Trustees are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Chair of the Audit Committee, unless the Independent Trustees determine otherwise.

Board Leadership Structure

In accordance with our governing documents, the Board is comprised of eight Trustees, including six Independent Trustees and two Managing Trustees, and our Board is divided into three classes, with each Trustee of each class elected at an annual meeting of shareholders serving for a term that continues until the third annual meeting of shareholders following his or her election and until his or her successor is elected and qualifies. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served as government officials and in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisers. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. We do not have a Chairman of the Board or a lead Independent Trustee.

Our Chief Financial Officer and Treasurer and our Director of Internal Audit regularly attend Board and Board committee meetings. Special meetings of the Board may be called at any time by any Managing Trustee, the President or pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

Six of our Trustees, including two of our nominees for election at the 2019 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our Bylaws. All of the members of the Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Trustees are Managing Trustees, persons who have been employees, officers or directors of RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to his or her election as Trustees.

8         2019 Proxy Statement

Code of Business Conduct and Ethics and Committee Governance

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The Company has also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and reviews its written charter on an annual basis to consider whether any changes are required.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees, individually or as a group. To access these documents on the Company's website visit www.opireit.com.

Vote Standard for Election of Trustees and Trustee Resignation Policy

In March 2019, the Board adopted an amendment to our Bylaws to provide that, in contested elections, our Trustees will be elected by a plurality of the votes cast by our shareholders. This amendment was adopted to ensure that, in contested elections, those Trustee nominees who receive the largest number of votes are elected by shareholders to the Board. This amendment aligns our voting practices for contested elections with the guidelines of many institutional shareholders and proxy advisory firms and is consistent with best practices.

Our governing documents provide that if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation offer, or whether other action should be taken. The Board will act on the resignation offer taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Adoption of Proxy Access Bylaw

In March 2019, after extensive analysis and shareholder engagement, the Nominating and Governance Committee recommended, and the Board adopted, a proxy access bylaw pursuant to which a shareholder, or a group of up to 20 shareholders, owning at least three percent of the outstanding Common Shares continuously for at least three years, may nominate and include in the Company's proxy materials for an annual meeting Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees on the Board that holders of our Common Shares are entitled to elect, provided that for so long as the Company has a classified Board of less than nine Trustees, such number of Trustee nominees will be reduced so that for any annual meeting it does not exceed one-half of the number of Trustees to be elected at the meeting as noticed by the Company rounded down to the nearest whole number (but not rounded down as a result of this proviso to less than one). Shareholders making such a nomination and their nominees must also satisfy the informational, documentation and other requirements specified by Section 2.18 of our Bylaws.

    2019 Proxy Statement    9

Nominations for Trustees

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Office Properties Income Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@opireit.com. Any such recommendation shall include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

As noted above, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the outstanding Common Shares continuously for at least three years may utilize our proxy access bylaw to nominate and include in the Company's proxy materials Trustee candidate(s) for election at an annual meeting of shareholders provided that the shareholder(s) and the nominee(s) satisfy the informational, documentation and other requirements specified by Section 2.18 of our Bylaws.

Shareholders seeking to nominate one or more individuals as a Trustee candidate without relying on our proxy access bylaw shall comply with the advance notice requirements for shareholder nominations set forth in Section 2.14 of our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information.

Communications with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Office Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@opireit.com.

Sustainability

Our business strategy incorporates and values environmental sustainability principles. We seek to operate our properties in a manner that improves the environmental efficiency of their operations. We regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies are primarily implemented by our manager, RMR LLC, and focus on a complementary set of objectives, including the following:

  •
  Responsible Investment:  During the acquisition of properties, RMR LLC assesses, among other things, environmental sustainability opportunities and climate related risks as part of the due diligence process. We regularly seek to invest in sustainability practices that improve environmental performance and enhance asset value.

  •
  Environmental Stewardship:  We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage at our properties, especially when

10         2019 Proxy Statement

    doing so may reduce operating costs and improve the properties' competitive positions. As a result of these ongoing efforts, our portfolio wide achievements include:

        o
        being recognized as a 2018 ENERGY STAR Partner of the Year in the energy management category;

        o
        certifying more than 9.8 million square feet across 73 buildings through the Environmental Protection Agency's ENERGY STAR program; and

        o
        earning Green Star status on the Global Real Estate Sustainability Benchmark.

  •
  Corporate Citizenship:  We seek to be a responsible corporate citizen and to strengthen the communities in which we own properties. We have no employees but our manager, RMR LLC, regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company-wide service day and a matching charitable giving program.

  •
  Diversity:  We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of almost 40% women and in 2018 we were recognized by 2020 Women on Boards. RMR LLC is an equal opportunity employer.

To learn more about the Company's and RMR LLC's sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2020 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before November 29, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of shareholders; provided, that, if the date of the 2020 annual meeting is more than 30 days before or after May 16, 2020, such a proposal must be submitted within a reasonable time before we begin to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Trustee Proxy Access Nominations for the 2020 Annual Meeting of Shareholders: Under our proxy access bylaw, a shareholder or a group of up to 20 shareholders owning at least three percent of the Company's outstanding Common Shares continuously for at least three years may nominate and include in the Company's proxy materials for the 2020 annual meeting Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees on the Board that holders of the Company's Common Shares are entitled to elect, provided that if we have a classified Board of less than nine Trustees, such number of Trustee nominees will be reduced so that for the 2020 annual meeting it does not exceed one-half of the number of Trustees to be elected at the 2020 annual meeting as noticed by the Company rounded down to the nearest whole number (but not rounded down as a result of this proviso to less than one); provided further that the shareholder(s) and nominee(s) satisfy the informational, documentation and other requirements specified by Section 2.18 of our Bylaws. Notice of a proxy access nomination for consideration at our 2020 annual meeting must be received at the Company's principal executive offices not later than 5:00 p.m., Eastern time, on November 29, 2019 and not earlier than October 30, 2019.

Deadline to Submit Other Nominations and Proposals for the 2020 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act and outside of the proxy access bylaw at the 2020 annual meeting must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on November 29, 2019 and not earlier than October 30, 2019; provided, that, if the date of the 2020 annual meeting is more than 30 days earlier or later than May 16, 2020, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the

    2019 Proxy Statement    11

date of the 2020 annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the 2020 annual meeting is first made by the Company. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a shareholder to submit a proxy access or other nomination for election to the Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for proxy access or other shareholder nominations and other shareholder proposals, may be obtained by writing to the Company's Secretary at Office Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a proxy access or other nomination or other shareholder proposal should carefully review and comply with those provisions.

12         2019 Proxy Statement

PROPOSAL 1: ELECTION OF TRUSTEES

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Barbara D. Gilmore and John L. Harrington for election as Independent Trustees in Class I and Adam D. Portnoy for election as a Managing Trustee in Class I. Ms. Gilmore and Messrs. Harrington and Portnoy currently serve on the Board. If elected, Ms. Gilmore and Messrs. Harrington and Portnoy would serve until the Company's 2022 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect a Trustee at the 2019 Annual Meeting.

The names, principal occupations and certain other information and the nominees for Trustees, as well as a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude that such persons are currently qualified to serve as Trustees, are set forth on the following pages.

The Board of Trustees recommends a vote "FOR" the election of all Trustee nominees.

    2019 Proxy Statement    13

Trustee Nominees to be Elected at the 2019 Annual Meeting

Barbara D. Gilmore

Independent Trustee since 2009

Class/Term: Class I with a term expiring at the 2019 Annual Meeting

Age: 68

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2004); TravelCenters of America LLC (since 2007)

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

insights gained and understanding of government practices through government service;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation;

•

female; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

John L. Harrington

Independent Trustee since 2009

Class/Term: Class I with a term expiring at the 2019 Annual Meeting

Age: 82

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2002); Tremont Mortgage Trust (since 2017)

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

institutional knowledge earned through prior service on the Board since the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

14         2019 Proxy Statement

Continuing Trustees

Adam D. Portnoy

Managing Trustee since 2009

Class/Term: Class I with a term expiring at the 2019 Annual Meeting

Age: 48

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of the Company from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of the Company in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE and office building leasing industries and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

experience in starting a telecommunications company and serving as its senior executive;

•

government organization service;

•

institutional knowledge earned through prior service on the Board since the Company's formation and in leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents.

The Nominating and Governance Committee and the Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC, his day to day work requires his extensive attention to the business of all the companies for which he serves as a managing trustee or managing director, including the Company, and therefore, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. The Board believes that Mr. Portnoy's extensive familiarity with the day to day business of the Company provides valuable insight for the Board.

David M. Blackman

Managing Trustee since 2019

President and Chief Executive Officer since 2018

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 56

Other Public Company Boards: Tremont Mortgage Trust (since 2018)

Mr. Blackman was previously our president and chief operating officer from 2011 until May 2018, and before then our chief financial officer and treasurer from 2009 through 2011. Mr. Blackman was also a managing trustee and president and chief executive officer of Select Income REIT from 2018 until it merged with a wholly owned subsidiary of the Company in December 2018, and he was its president and chief operating officer from 2011 through April 2018. Mr. Blackman has been president of Tremont Mortgage Trust since 2018 and its chief executive officer since shortly after its formation in 2017. Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has been a director, president and chief executive officer of Tremont Realty Advisors LLC since January 2018, and an executive vice president of Tremont Realty Advisors LLC from its formation in 2016 through December 2017. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

leadership position with the Company and RMR LLC and demonstrated management ability;

•

extensive experience in, and knowledge of, the CRE industry and REITs;

•

institutional knowledge earned through prior service as an executive officer of the Company and in leadership positions with RMR LLC;

•

professional skills and expertise in accounting and financing and experience as a chief executive officer, chief operating officer and chief financial officer of one or more public companies; and

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents.

    2019 Proxy Statement    15

Continuing Trustees

Donna D. Fraiche

Independent Trustee since 2019

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 67

Board Committees: Audit; Compensation; Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2010); Hospitality Properties Trust (since 2015)

Ms. Fraiche is senior counsel in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche served as an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of the Company in December 2018. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She also serves on the American Hospital Association Committee on Governance and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and serves as chair of the board, on the executive committee, finance committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as Honorary Consul for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

William A. Lamkin

Independent Trustee since 2019

Class/Term: Class III with a term expiring at the 2021 annual meeting of shareholders

Age: 59

Board Committees: Audit; Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 2007)

Mr. Lamkin has been a partner in Ackrell Capital LLC, a San Francisco based investment bank, since 2003. Mr. Lamkin was an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of the Company in December 2018. Mr. Lamkin was an independent trustee of Equity Commonwealth from 2006 until 2014. Prior to being a partner in Ackrell Capital LLC, he was employed as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in, and knowledge of, the CRE and investment banking industries;

•

demonstrated management ability;

•

experience in capital raising and strategic business transactions;

•

professional training, skills and expertise in, among other things, legal and finance matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

16         2019 Proxy Statement

Continuing Trustees

Elena B. Poptodorova

Independent Trustee since 2017

Class/Term: Class III with a term expiring at the 2021 annual meeting of shareholders

Age: 67

Board Committees: Audit; Compensation; Nominating and Governance

Other Public Company Boards: None

Ms. Poptodorova has served as vice president and director for Euro-Atlantic affairs of the Atlantic Club of Bulgaria since April 2017. Ms. Poptodorova has also served as vice president of the Atlantic Treaty Association since December 2017. Ms. Poptodorova served as director of the Shapiro-Silverberg AJC Central Europe Office from October 2016 until February 2017. Ms. Poptodorova was the ambassador extraordinary and plenipotentiary of the Republic of Bulgaria to the United States from 2010 to 2016 and from 2002 to 2008. During this time, she facilitated foreign investments in Bulgaria's information technology sector and assisted the development of transatlantic business association to support investment ventures. From 2009 to 2010, Ms. Poptodorova was the director of the Security Policy Directorate at the Ministry of Foreign Affairs and from 2008 to 2009 she served as the ambassador-at-large for the Black Sea Region. From 2001 to 2002, Ms. Poptodorova served as a spokesperson of the Ministry of Foreign Affairs and director of the Human Rights and International Humanitarian Organizations Directorate. Ms. Poptodorova was a member of the Bulgarian Parliament from 1990-2001, where she served on a variety of committees, including the national security, human rights, media and agriculture committees. During her service as a member of the Bulgarian Parliament, Ms. Poptodorova worked extensively on communal property and industrial property matters with the local government of her electoral district. In addition to her extensive government service, Ms. Poptodorova is a current member of the board of directors of the European Institute, the American Foundation for Bulgaria, the Executive Council on Diplomacy, the Women's Foreign Policy Group, American University in Bulgaria and the Institute for Cultural Diplomacy in Germany.

Specific Qualifications, Attributes, Skills and Experience:

•

executive experience and demonstrated leadership ability as a former diplomat;

•

insights gained and understanding of government practices through government service;

•

experience in communal property and industrial property matters;

•

experience in public policy matters;

•

service on the boards of several private and charitable organizations;

•

female;

•

Bulgarian national; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Jeffrey P. Somers

Independent Trustee since 2009

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 76

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: RMR Real Estate Income Fund, including its predecessor funds (since 2009); Senior Housing Properties Trust (since 2009); Tremont Mortgage Trust (since 2017)

Mr. Somers has been, since 2010, of counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of the Company in December 2018. Mr. Somers served as a director of Cantella Management Corp., a holding company of Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee of the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee of Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

service as a trustee of public REITs and investment companies;

•

service with government and extensive experience in public policy matters and complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

    2019 Proxy Statement    17

Executive Officers

The Company's executive officers serve at the discretion of the Board. Other than as disclosed below, there are no family relationships among any of the Company's Trustees or executive officers.

David M. Blackman

Managing Trustee since 2019 President and Chief Executive Officer since 2018 Age: 56

Mr. Blackman's background and qualifications are described above.

Jeffrey C. Leer

Chief Financial Officer and Treasurer since 2019 Age: 39

Mr. Leer was chief financial officer and treasurer of Select Income REIT until December 2018 when it merged with the Company's wholly owned subsidiary. Mr. Leer has held various positions with our manager, RMR LLC, since February 2013. Mr. Leer currently serves as a senior vice president of RMR LLC and is responsible for the day to day oversight of the accounting and finance support functions of RMR LLC and various affiliates. Prior to joining RMR LLC, Mr. Leer held accounting and finance positions at several Fortune 500 companies, including having served as a reporting and compliance manager at Boston Scientific Corporation from June 2012 to February 2013, and practiced for several years in public accounting. Mr. Leer is a certified public accountant.

18         2019 Proxy Statement

BOARD COMMITTEES

The Audit Committee

Members John L. Harrington (Chair) Donna D. Fraiche Barbara D. Gilmore William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers 7 meetings during 2018

The Audit Committee is comprised solely of Independent Trustees. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Mr. Harrington is the Audit Committee's "financial expert."

The Compensation Committee

Members Barbara D. Gilmore (Chair) Donna D. Fraiche John L. Harrington William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers 7 meetings during 2018

The Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of RMR LLC, of our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with RMR LLC and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Trustees for Board and committee service. It also reviews amounts payable by us to RMR LLC under our business and property management agreements and approves any proposed amendments to or termination of those agreements.

The Nominating and Governance Committee

Members Jeffrey P. Somers (Chair) Donna D. Fraiche Barbara D. Gilmore John L. Harrington William A. Lamkin Elena B. Poptodorova 3 meetings during 2018

The Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of the Board and Board committees, including to assess the independence of Trustees and Trustee nominees, and to develop and recommend to the Board governance principles for the Company. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

    2019 Proxy Statement    19

BOARD MEETINGS

In 2018, the Board held 12 meetings. In 2018, each then Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served or that were held during the period in which the Trustee served as a Trustee or committee member. All of the then Trustees attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.opireit.com.

TRUSTEE COMPENSATION

Compensation of Trustees

The Board of Trustees believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees. On May 24, 2018, after conducting a market review with respect to leading companies of similar size to the Company as well as an industry peer group and other companies managed by RMR LLC or its subsidiaries, upon the recommendation of the Compensation Committee, the Board approved the Company's compensation arrangements for Independent Trustees of the Company.

The Company will continue to compensate its Independent Trustees through the use of annual retainers plus fees for meetings attended. Effective May 24, 2018, each Independent Trustee receives an annual fee of $50,000 for services as a Trustee, plus a fee of $1,250 for each Board or Board committee meeting attended. Up to two $1,250 fees are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, are held on the same date. Each Independent Trustee who serves as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees also receives an additional annual fee of $15,000, $10,000 and $10,000, respectively. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Trustee and Managing Trustee also receives an award of Common Shares annually, which was 3,000 Common Shares in 2018. Managing Trustees do not receive cash compensation for their services as Trustees.

Trustee Share Ownership Guidelines

The Board believes it is important to align the interests of Trustees with those of our shareholders, and for Trustees to hold equity ownership positions in the Company. Accordingly, each Trustee is expected to hold at least 20,000 Common Shares by the later of: (i) the 2019 annual meeting of shareholders of the Company and (ii) five years from the annual meeting of shareholders of the Company at which the Trustee was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Trustee to the Board. Compliance with these ownership guidelines is measured as of the end of each fiscal year. For purposes of determining compliance with these ownership guidelines, Common Shares owned as of immediately prior to the Company's one-for-four reverse share split, which was effective on December 31, 2018 (the "Reverse Share Split"), by Trustees who were serving as Trustees of the Company or trustees of SIR as of immediately prior to SIR's merger with and into a subsidiary of the Company on December 31, 2018 (the "SIR Merger"), and which Common Shares are owned continuously thereafter through the end of the applicable compliance measurement period, are not adjusted to give effect to the Reverse Share Split. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in the Company is exempt from this requirement. The Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.

As of February 28, 2019, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

20         2019 Proxy Statement

2018 Annual Trustee Compensation

The following table details the total compensation of the Trustees for the year ended December 31, 2018 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Barbara D. Gilmore	90,000	42,300	—	132,300
John L. Harrington	93,750	42,300	—	136,050
Mark L. Kleifges(3)(4)(5)	—	83,070	—	83,070
Elena B. Poptodorova	78,750	42,300	—	121,050
Adam D. Portnoy(3)	—	42,300	—	42,300
Barry M. Portnoy(4)	—	—	—	—
Jeffrey P. Somers	88,750	42,300	—	131,050

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2018, consisting of a $50,000 annual cash fee and each of Ms. Gilmore and Messrs. Harrington and Somers earned an additional $10,000, $15,000 and $10,000, respectively, for service as a committee chair in 2018. Ms. Poptodorova and Messrs. Harrington and Somers each earned an additional $28,750 and Ms. Gilmore earned an additional $30,000 in fees for meetings attended in 2018.

(2)
Amounts shown are the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards fully vested on the award date. All Trustees received a Common Share award on May 24, 2018. Mr. Kleifges also received a Common Share award on April 3, 2018 in connection with his initial election as a Managing Trustee.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees.

(5)
Mr. Barry M. Portnoy served as a Managing Trustee of the Company until his death on February 25, 2018. The Board elected Mr. Kleifges as a Managing Trustee effective April 3, 2018.

(6)
Mr. Kleifges resigned from his roles as a Managing Trustee and Chief Financial Officer and Treasurer of the Company effective December 31, 2018. The Board elected Mr. Blackman to succeed Mr. Kleifges as a Managing Trustee effective January 1, 2019.

    2019 Proxy Statement    21

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers and our Trustees, Trustee nominees, named executive officers and other executive officers as a group, all as of February 28, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Office Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Adam D. Portnoy	708,708	1.47%	Includes 576,258 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be shared by Adam D. Portnoy as ABP Trust's sole trustee.
David M. Blackman	26,472	Less than 1%
Mark L. Kleifges	17,430	Less than 1%
Jeffrey P. Somers	10,112	Less than 1%
Donna D. Fraiche	7,550	Less than 1%
William A. Lamkin	7,550	Less than 1%
Barbara D. Gilmore	6,312	Less than 1%	Includes 750 Common Shares owned jointly with Ms. Gilmore's husband.
John L. Harrington	5,562	Less than 1%	Includes 5,562 Common Shares owned by the John L. Harrington Revocable Trust. Mr. Harrington may be deemed to hold voting and investment power as a trustee and beneficiary of the John L. Harrington Revocable Trust.
Elena B. Poptodorova	1,275	Less than 1%

All Trustees, named executive officers and other executive officers as a group (ten persons)	791,477	1.65%

*
The percentages indicated are based on 48,091,903 Common Shares outstanding as of February 28, 2019.

22         2019 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of Common Shares held by persons the Company knows to be the beneficial owners of more than 5.0% of the outstanding Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	6,482,441	13.5%	Vanguard filed a Schedule 13G/A with the SEC on January 10, 2019, reporting that, at December 31, 2018, Vanguard beneficially owned 12,574,143 Common Shares and had sole voting power over 282,377 Common Shares, shared voting power over 129,041 Common Shares, sole dispositive power over 12,356,865 Common Shares and shared dispositive power over 217,278 Common Shares. Vanguard also filed a Schedule 13G/A with the SEC on February 13, 2019 reporting that, at December 31, 2018, Vanguard beneficially owned 12,841,946 SIR common shares and had sole voting power over 77,685 SIR common shares, shared voting power over 118,388 SIR common shares, sole dispositive power over 12,645,873 SIR common shares and shared dispositive power over 196,073 SIR common shares. These filings appear not to give effect to the issuance of Common Shares in the SIR Merger or the Reverse Share Split. Amounts disclosed are based solely on these Schedules 13G/A, as adjusted by the Company to give effect to the SIR Merger and the Reverse Share Split.
BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10055	6,066,451	12.6%	BlackRock filed a Schedule 13G/A with the SEC on January 28, 2019, reporting that, at December 31, 2018, BlackRock beneficially owned and had sole dispositive power over 15,652,107 Common Shares and sole voting power over 15,448,278 Common Shares. BlackRock also filed a Schedule 13G/A with the SEC on February 6, 2019 reporting that, at December 31, 2018, BlackRock beneficially owned and had sole dispositive power over 8,282,401 SIR common shares and sole voting power over 8,029,080 SIR common shares. These filings appear not to give effect to the issuance of Common Shares in the SIR Merger or the Reverse Share Split. Amounts disclosed are based solely on these Schedules 13G/A, as adjusted by the Company to give effect to the SIR Merger and the Reverse Share Split.

    2019 Proxy Statement    23

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Vanguard Specialized Funds—Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,291,066	4.8%	Vanguard REIT filed a Schedule 13G/A with the SEC on January 31, 2019, reporting that, at December 31, 2018, Vanguard REIT beneficially owned and had sole voting power over 4,719,002 Common Shares and no dispositive power over such Common Shares. Vanguard REIT also filed a Schedule 13G/A with the SEC on January 31, 2019 reporting that, at December 31, 2018, Vanguard REIT beneficially owned and had sole voting power over 4,274,292 SIR common shares. These filings appear not to give effect to the issuance of Common Shares in the SIR Merger or the Reverse Share Split. Amounts disclosed are based solely on these Schedules 13G/A, as adjusted by the Company to give effect to the SIR Merger and Reverse Share Split. The Company understands that the Common Shares and SIR common shares reported as beneficially owned by Vanguard REIT on these Schedules 13G/A are also reported as beneficially owned by Vanguard.

*
The percentages indicated are based on 48,091,903 Common Shares outstanding as of February 28, 2019. Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. The Vanguard Group, Inc. and BlackRock, Inc. are Excepted Holders, as defined in our Declaration of Trust, and therefore are not subject to this ownership limit, subject to certain limitations.

These percentages assume that each of the principal shareholders continued to own the number of Common Shares reflected in the table on February 28, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our Trustees, executive officers and beneficial owners of more than 10% of our Common Shares to file reports of ownership and changes of ownership with the SEC and the Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2018 all applicable Section 16(a) filing requirements were met.

24         2019 Proxy Statement

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 26 and the "Executive Compensation" section beginning on page 32.

The Board recommends that shareholders vote FOR the following resolution:

  RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Assuming a quorum is present at the meeting, approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

    2019 Proxy Statement    25

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

The Company's compensation structure is unique because of its relationship with RMR LLC. The Company's business management agreement with RMR LLC is designed to incentivize RMR LLC to provide the highest quality services to the Company. RMR LLC's base business management fee is based on the lower of the historical cost of the Company's properties and the Company's market capitalization. RMR LLC may earn an incentive management fee based on the three year total return of the Common Shares relative to an index of the Company's peers. Because they are employees of RMR LLC and not the Company, RMR LLC, not the Company, determines the cash compensation payable to the Company's named executive officers. The Company does not reimburse RMR LLC for compensation RMR LLC paid or pays to the Company's executive officers, and the Company's management agreements with RMR LLC do not require RMR LLC to allocate or pay a specific amount or percentage of RMR LLC's management fees to the named executive officers or require those officers to dedicate a specified amount of their time to Company business. As part of the Company's shareholder engagement to address prior Say on Pay votes, the Company endeavored to better explain to shareholders these arrangements with RMR LLC and to help them understand that disclosure of cash compensation to the Company's named executive officers would not reflect actions or considerations by our Compensation Committee.

Pursuant to its management agreement with RMR LLC, RMR LLC provides services that otherwise would be provided by employees and, as a result, the Company does not have any employees of our own. The Company's named executive officers are employees of RMR LLC. RMR LLC conducts the Company's day to day operations on the Company's behalf and compensates or compensated the Company's named executive officers directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries. The Compensation Committee is satisfied with this arrangement because of the imbedded compensation incentives for RMR LLC in the Company's business management agreement. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the awards of Common Shares under the Office Properties Income Trust 2009 Incentive Share Award Plan, as amended (the "Share Award Plan"), discussed below. RMR LLC, not the Company, determines the cash compensation payable to the Company's named executive officers. The Company does not reimburse RMR LLC for compensation RMR LLC paid or pays to the Company's executive officers. None of the Company's named executive officers has an employment agreement with the Company or with RMR LLC. Except for the share award agreements and the retirement agreement RMR LLC entered into with Mark L. Kleifges, who resigned as the Company's Chief Financial Officer and Treasurer effective December 31, 2018, discussed below under "Potential Payments upon Termination or Change in Control," none of the Company's named executive officers has an agreement that provides for payments or benefits upon or in connection with his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR LLC, it is not involved in compensation decisions made by RMR LLC for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR LLC are described in "Certain Related Person Transactions" beginning on page 48 of this Proxy Statement. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the below "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

26         2019 Proxy Statement

Compensation Philosophy

The Company's compensation program for its executive officers consists of awards of shares under the Share Award Plan. The Compensation Committee believes that these share awards recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of our shareholders.

Overview of 2018 Compensation Actions

In September 2018, the Chair of the Compensation Committee met with one of the Company's Managing Trustees, Adam D. Portnoy, and the chairs of the compensation committees of RMR Inc. and of the then other public companies to which RMR LLC provides management services, which included: the Company; Hospitality Properties Trust ("HPT"); Industrial Logistics Properties Trust ("ILPT"); SIR; Senior Housing Properties Trust ("SNH"); Tremont Mortgage Trust ("TRMT" and, together with HPT, ILPT, SIR and SNH, the "Other RMR Managed REITs"); Five Star Senior Living Inc. ("FVE"); and TravelCenters of America LLC ("TA"). The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), to consider the allocation of internal audit and related services costs among RMR Inc., the Company and other companies to which RMR LLC provides such services, to provide a comparative understanding of potential share awards by the Company and the other companies to which RMR LLC provides management services and to hear and consider recommendations from RMR LLC concerning potential share awards and the vesting of those shares. The share awards made by the other companies managed by RMR LLC are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share awardees and the services provided by awardees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Compensation Committee Chair provided a report of the information discussed with Mr. Adam D. Portnoy and others, and made recommendations for share awards to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2018 share awards: (i) the value of the proposed share awards; (ii) the historical awards previously awarded to these named executive officers and the corresponding values at the time of the awards; (iii) the recommendations of RMR LLC as presented by Mr. Adam D. Portnoy, president and chief executive officer of RMR LLC; (iv) the value of share awards to executive officers providing comparable services at the applicable Other RMR Managed REITs and companies to which RMR LLC provides management services; (v) the scope of, and any changes to, the responsibilities assigned to, or assumed by, these named executive officers during the past year and on a going forward basis; (vi) the length of historical services by these named executive officers; (vii) the Compensation Committee's perception regarding the quality of the services provided by these named executive officers in carrying out those responsibilities; and (viii) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's awards. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. These named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of named executive officer compensation they received from the Company.

    2019 Proxy Statement    27

Analysis of 2018 Awards under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR LLC employees who provide services to the Company and to foster a continuing identity of interest between them and our shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan. The Compensation Committee has historically determined to use awards of Common Shares under the Share Award Plan rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share award plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short term risk taking, the Company has historically granted share awards rather than stock options.

The Compensation Committee uses comparative information about the applicable Other RMR Managed REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the applicable Other RMR Managed REITs and other RMR LLC managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the applicable Other RMR Managed REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the applicable Other RMR Managed REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2018, the Compensation Committee considered the foregoing factors and decided to award the same number of shares to Messrs. Blackman and Kleifges as was awarded in 2017, in accordance with the recommendation of RMR LLC and the Chair of the Compensation Committee. The Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" or termination events. Mr. Kleifges resigned as the Company's Chief Financial Officer and Treasurer effective December 31, 2018. In connection with Mr. Kleifges's retirement, the Compensation Committee approved the accelerated vesting of Mr. Kleifges's unvested Common Shares as of June 30, 2019.

The Company determines the fair market value of the shares awarded based on the closing price of the Common Shares on the date of the award. The Compensation Committee has imposed, and may impose, vesting and other conditions on the awarded Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of the award. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share awards to the Company and to the recipients. In the event a recipient who has been awarded a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC or its

28         2019 Proxy Statement

subsidiaries manage during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares. As described above, the Compensation Committee approved the accelerated vesting of Mr. Kleifges's unvested Common Shares as of June 30, 2019.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR LLC and at the first meeting of the Board after the annual meeting of shareholders for the Trustees), the proximity of any awards to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Frequency of Say on Pay

The Company's current policy, consistent with the prior vote of our shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the Company's compensation of the Company's named executive officers each year at the annual meeting of shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve this compensation. As noted above, the Company's only compensation to the Company's named executive officers is Common Share awards. None of the Company's named executive officers are employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates the Company's named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries.

In evaluating the Company's compensation process for 2018, the Compensation Committee generally considered the results of the most recent advisory vote of our shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2018 annual meeting of shareholders.

RMR LLC and RMR Inc. Compensation Practices

RMR LLC has advised the Company that in 2018 RMR LLC paid each of the Company's named executive officers cash compensation comprised of a fixed salary and a cash bonus. RMR LLC did not provide guaranteed cash bonuses to these named executive officers during 2018 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR LLC to these named executive officers in 2018 were discretionary in amount and were based on a performance evaluation conducted by the compensation committee of RMR Inc.

As explained above, the Company's manager, RMR LLC, provides services that otherwise would be provided by employees, conducts the Company's day to day operations on the Company's behalf and compensates or compensated the Company's named executive officers directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for awards of Common Shares under the Share Award Plan. The Company does not reimburse RMR LLC for compensation RMR LLC or RMR Inc. pays or paid to the Company's named executive officers.

RMR Inc., the parent of RMR LLC, awarded 4,000 shares of Class A common stock of RMR Inc., with an award date fair value of $380,000, each to Mr. Blackman and Mr. Kleifges. One fifth of the shares awarded vested on the award date and an additional one fifth vests on each of the next four anniversaries

    2019 Proxy Statement    29

of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to RMR LLC or a public client company managed by RMR LLC or their respective affiliates and to accelerated vesting under certain circumstances.

The Company's named executive officers are or were also officers and employees of RMR LLC and, as officers and employees of RMR LLC, also provide or provided services to RMR LLC, RMR Inc. and other companies managed by RMR LLC or its subsidiaries. RMR LLC has informed the Company that the cash compensation paid by RMR LLC to the Company's named executive officers is for services provided by the officers to RMR LLC, RMR Inc., the Company and other companies managed by RMR LLC or its subsidiaries. RMR LLC has also informed the Company that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR LLC to our named executive officers for their services to the Company for a number of reasons:

•
Our management agreements with RMR LLC do not require individual executive officers to dedicate a specific amount of time to providing services to the Company under those agreements. RMR LLC's officers and employees provide services on an as needed basis across RMR LLC, RMR Inc., the Company and all other companies managed by RMR LLC or its subsidiaries.

•
Our management agreements with RMR LLC do not require that a specified amount or percentage of the fees the Company pays to RMR LLC be allocated to the Company's executive officers.

•
RMR LLC does not designate a specific amount of time that the Company's named executive officers must spend providing services to the Company or record the amount of time that the Company's named executive officers (or any other employee of RMR LLC) spend providing services to the Company.

For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

30         2019 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2018.

Barbara D. Gilmore, Chair Donna D. Fraiche John L. Harrington William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the six Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2018 was a former, officer or employee of the Company. In 2018, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Ms. Gilmore serves as an independent director of FVE and TA. Ms. Fraiche serves as an independent trustee of HPT and an independent director of FVE. Mr. Harrington serves as an independent trustee of HPT, SNH, TRMT and RIF. Mr. Lamkin serves as an independent trustee of HPT. Mr. Somers serves as an independent trustee of SNH, TRMT and RIF. Ms. Fraiche and Messrs. Lamkin and Somers also served as independent trustees of SIR during 2018, prior to the SIR Merger. In addition, each of our Independent Trustees serves as a director of Affiliates Insurance Company ("AIC"). The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

    2019 Proxy Statement    31

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation paid by the Company to our President and Chief Executive Officer and our Chief Financial Officer and Treasurer who were serving as such officers as of December 31, 2018, or the Company's "named executive officers". Please see "Say on Pay" above for an explanation of why the Company pays our named executive officers no cash compensation. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the above "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David M. Blackman President and Chief Executive Officer	2018	118,650	24,080	142,730
	2017	130,270	23,822	154,092
	2016	155,120	23,220	178,340

Mark L. Kleifges(3) Chief Financial Officer and Treasurer	2018	201,720	24,080	225,800
	2017	130,270	23,822	154,092
	2016	155,120	23,220	178,340

(1)
Represents the grant date fair value of Common Share awards in 2018, 2017 and 2016, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column include the grant date fair value of the Common Shares awarded to Mr. Kleifges in his capacity as a Managing Trustee.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of our shareholders. The Company pays no cash compensation to its executive officers. As noted above, they are employees of and paid by RMR LLC.

(3)
Mr. Kleifges resigned as the Company's Chief Financial Officer and Treasurer effective December 31, 2018. The Board appointed Jeffrey C. Leer as the Company's Chief Financial Officer and Treasurer, effective January 1, 2019. In connection with his retirement, RMR LLC entered into a retirement agreement with Mr. Kleifges on October 24, 2018. For additional information with respect to this agreement and/or Mr. Kleifges's retirement, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments upon Termination or Change in Control" in this Proxy Statement.

32         2019 Proxy Statement

2018 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2018 in their capacity as officers of the Company provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to its named executive officers in their capacity as officers of the Company in 2018.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)(2)	Grant Date Fair Value of Stock and Option Awards ($)(1)(3)
David M. Blackman	9/13/2018	1,750	118,650
Mark L. Kleifges	9/13/2018	1,750	118,650

(1)
The Common Share numbers shown in this table do not include Common Share awards issued in exchange for SIR common share awards in the SIR Merger.

(2)
The number of Common Shares shown in the table is adjusted to give effect to the Reverse Share Split.

(3)
Equals the number of Common Shares awarded multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2018 Outstanding Equity Awards at Fiscal Year End

The following table shows the total Common Shares awarded by the Company in 2018 and prior years to the Company's named executive officers that were unvested as of December 31, 2018.

		Stock Awards(1)
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
David M. Blackman	2018	1,400	38,472
	2017	1,050	28,854
	2016	700	19,236
	2015	350	9,618

Mark L. Kleifges(4)	2018	1,400	38,472
	2017	1,050	28,854
	2016	700	19,236
	2015	350	9,618

(1)
The Common Share numbers shown in this table do not include Common Share awards issued in exchange for SIR common share awards in the SIR Merger.

(2)
The Common Shares awarded in 2018, 2017, 2016 and 2015 were awarded on September 13, 2018, September 14, 2017, September 15, 2016 and September 2, 2015, respectively. The number of Common Shares shown in the table is adjusted to give effect to the Reverse Share Split.

(3)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2018.

(4)
Under Mr. Kleifges's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and, in connection with this retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of June 30, 2019.

    2019 Proxy Statement    33

2018 Stock Vested

The following table shows Common Share awards made in 2018 and prior years to the Company's named executive officers that vested in 2018.

	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
David M. Blackman	1,750	118,272
Mark L. Kleifges(4)(5)	1,750	118,272

(1)
The Common Share numbers shown in this table do not include Common Share awards issued in exchange for SIR common share awards in the SIR Merger.

(2)
The number of Common Shares shown in the table is adjusted to give effect to the Reverse Share Split.

(3)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2018.

(4)
Under Mr. Kleifges's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and, in connection with this retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of June 30, 2019.

(5)
The number of Common Shares shown in the table does not include Common Shares awarded to Mr. Kleifges in his capacity as a Managing Trustee.

Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2018.

Name	Number of Shares Vested Upon Termination Event (#)(1)(2)	Value Realized on Termination Event as of December 31, 2018 ($)(1)(3)
David M. Blackman	3,500	96,180
Mark L. Kleifges(4)	3,500	96,180

(1)
The Common Share numbers shown in this table do not include Common Share awards issued in exchange for SIR common share awards in the SIR Merger.

(2)
The number of Common Shares shown in the table is adjusted to give effect to the Reverse Share Split.

(3)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2018.

(4)
Under Mr. Kleifges's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and, in connection with this retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of June 30, 2019.

From time to time we have approved, and may in the future approve, the acceleration of vesting of Common Shares previously awarded under the Share Award Plan to former employees of RMR LLC, which may include individuals who are our executive officers, when their employment with RMR LLC is terminated.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see the below "Related Person Transactions" section.

Pay Ratio

Pay ratio disclosure under Item 402(u) has not been provided because the Company does not have any employees.

34         2019 Proxy Statement

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2019. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2009 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to our shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by Ernst & Young LLP for the fiscal years ended December 31, 2018 and 2017.

	2018 Fees ($)(1)	2017 Fees ($)
Audit Fees	1,834,987	1,483,747
Audit Related Fees	—	—
Tax Fees	47,500	271,500
All Other Fees	720	456

(1)
The amount of audit fees for 2018 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Ernst & Young LLP to and approved by the Audit Committee for services provided by Ernst & Young LLP, including in connection with the audit of the Company's 2018 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

    2019 Proxy Statement    35

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q. The increase in audit fees from 2017 to 2018 was due primarily to audit fees related to the registration statement filed in connection with the SIR Merger.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning. The decrease in tax fees in 2018 compared to 2017 was due primarily to tax fees for tax services in connection with our acquisition of First Potomac Realty Trust in 2017.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2018 and 2017 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in fiscal 2018 and 2017 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2018 and fiscal 2017 are set forth above. The Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services described above because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

36         2019 Proxy Statement

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

    2019 Proxy Statement    37

PROPOSAL 4:  APPROVAL OF AN AMENDMENT TO THE OFFICE PROPERTIES INCOME TRUST 2009 INCENTIVE SHARE AWARD PLAN, AS AMENDED

The Share Award Plan became effective on June 11, 2009, and is scheduled to expire on June 11, 2019. We are asking shareholders to approve an amendment to the Share Award Plan to extend the term of the plan by three years to June 11, 2022. No increase to the number of Common Shares available for award under the Share Award Plan is being proposed.

The Share Award Plan currently provides that an aggregate of 500,000 Common Shares are available for award under the plan pursuant to grants of Common Shares or Common Shares subject to restrictions ("Restricted Shares"). As of December 31, 2018, 330,372 Common Shares were available for grants of future awards pursuant to the Share Award Plan, and there were 55,321 unvested Restricted Shares outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in applicable share award agreements. We anticipate that the number of Common Shares available for issuance under the Share Award Plan will be sufficient to allow us to satisfy the Company's anticipated share award plans through the extended term of the plan.

The Board believes that equity and equity-based compensation assists in recognizing executive's and other service provider's scope of responsibilities, rewarding demonstrated performance and leadership, motivating future performance, aligning the interests of the Company's executives and other service providers with those of the Company's other shareholders and motivating executives and other service providers to remain in the service of the Company and RMR LLC and to continue to provide services to the Company through the term of the awards. The Share Award Plan is the only plan the Company has to provide equity and equity-based incentive compensation to eligible individuals. The term of the Share Award Plan will expire on June 11, 2019, following which, absent approval of the amendment to the Share Award Plan, we will no longer have an equity compensation plan to assist us in accomplishing our compensation objectives. Shareholder approval of the amendment to the Share Award Plan will permit us to use the plan to satisfy our equity compensation needs through June 11, 2022.

For purposes of evaluating our equity compensation program, shareholders may wish to consider two key metrics: "historical burn rate" and "dilution."

•
Historical Burn Rate.  Our historical burn rate is equal to the number of Common Shares subject to equity awards granted during a period, in proportion to our basic weighted average Common Shares outstanding for the period. Our burn rate for the year ended December 31, 2018 was 0.08%, and our average annual burn rate for the three years ended December 31, 2018 was 0.09%.

•
Dilution.  Our dilution is the number of Common Shares available for future grants of equity awards in proportion to our Common Shares outstanding plus the number of Common Shares available for future grants of equity awards. As of the year ended December 31, 2018, our dilution was 0.68%.

Material Terms of the Share Award Plan, as Amended

A copy of the Share Award Plan, which reflects Amendment No. 1 to the Share Award Plan adopted on August 25, 2015, and the proposed amendment to the Share Award Plan ("Amendment No. 2"), is set forth as Annex A to this Proxy Statement. All references to the Share Award Plan hereafter are to the Share Award Plan as it would be amended by Amendment No. 2, unless otherwise indicated. The material features of the Share Award Plan are described below. The following description is intended to

38         2019 Proxy Statement

be a summary, and does not purport to be a complete statement of the terms of the Share Award Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.

Administration.    The Share Award Plan will continue to be administered by the Board or, in the discretion of the Board, a committee designated by the Board and composed of at least two members of the Board. As of the effective date of the Share Award Plan, the Board has delegated its authority to administer the Share Award Plan to the Compensation Committee; however, the Board may revoke or rescind this delegation of authority in whole or in part at any time. Each member of any committee administering the Share Award Plan is required to be a "non-employee director" (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act). The Board or a committee thereof has the authority to administer the Share Award Plan, including the authority to interpret the plan, to make awards thereunder (and determine the terms of such awards) and to adopt and approve from time to time the forms of share award agreements under the Share Award Plan.

Awards.    The Share Award Plan permits discretionary awards of Common Shares, which will be subject to such terms and conditions as the Board or a committee may determine, which may include, without limitation, terms with respect to vesting, forfeiture, repurchase and transfer restrictions, typically based on continued employment or service. If it determines to do so, the Board or the designated committee may award shares under the Share Award Plan that are not subject to vesting, forfeiture, repurchase and transfer restrictions.

Participants.    The Share Award Plan permits awards to be made to our Trustees and officers, employees of our manager, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. Actual participants are determined by the Board or a committee thereof in its discretion.

Change in Control.    The form of share award agreement for awards made to the Company's named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events. If shareholders approve extending the term of the Share Award Plan to June 11, 2022, the Share Award Plan will also provide that if the Company is subject to a "Change in Control," or a "Termination Event" unvested awards will vest upon the occurrence of the Change in Control or Termination Event. For purposes of the Share Award Plan, a Change in Control will generally be defined as occurring only upon (1) the acquisition by a third party of 50% or more of the Company's shares or voting power, (2) an unapproved change in a majority of the members of the Board, (3) the consummation of a merger or similar transaction involving the Company in which our shares do not represent more than 50% of the shares of the resulting entity or (4) a sale of all or substantially all of the Company's assets to an unaffiliated third party or the liquidation of the Company. For purposes of the Share Award Plan, a Termination Event will occur if RMR LLC (or any entity controlled by, under common control with or controlling RMR LLC) ceases to be the manager or shared services provider to the Company.

Amendment and Termination.    The Share Award Plan may be amended or terminated by our Board, subject to shareholder approval where required by law or applicable listing requirements. The Share Award Plan will, unless terminated earlier by the Board, terminate on June 11, 2022. However, awards made before the termination of the Share Award Plan may extend beyond that date in accordance with their terms.

Common Shares Available.    The total number of Common Shares that may be granted under the Share Award Plan is 500,000, subject to adjustment for certain transactions as set forth in the plan. If any Common Shares subject to an award are forfeited, the shares with respect to such award will, to the extent of any such forfeiture, again be available for awards under the plan. The number of Common Shares reserved for issuance under the Share Award Plan and the awards made under the plan are generally subject to adjustment by the Board upon the occurrence of a merger, sale of assets, reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or any similar corporate transaction.

    2019 Proxy Statement    39

On March 27, 2019, the last reported sale price of the Common Shares on The Nasdaq Stock Market LLC ("Nasdaq") was $27.78 per share.

Persons eligible to receive awards of shares under the Share Award Plan will be those key persons selected by the Board or committee in its discretion from among our Trustees and officers, employees of our manager, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. As of March 27, 2019, the Company had two executive officers and eight Trustees (one of whom is also an executive officer of the Company) and RMR LLC and its subsidiaries had approximately 600 employees who were not either executive officers or Trustees of the Company; all of those persons and other qualifying service providers of the Company would be eligible for awards under the Share Award Plan. During 2018, 70 eligible Trustees, executive officers and RMR LLC employees (and those of its subsidiaries) received awards under the Share Award Plan.

Awards under the Share Award Plan will generally be made in the discretion of the Board or designated committee and are therefore not determinable at this time. Please refer to the 2018 Grants of Plan Based Awards in this Proxy Statement to review equity awards made to our named executive officers in 2018.

Other Vesting Events.    Awards currently outstanding under the Share Award Plan provide for full vesting of outstanding awards upon the death of the holder.

Share Award Plan Benefits.    The future benefits or amounts that would be received under the Share Award Plan are discretionary and are therefore not determinable at this time.

Certain Federal Income Tax Consequences in Respect of the Share Award Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the Share Award Plan. Participants should consult with their own tax advisors and should not rely upon this summary.

Share Awards.    A participant in the Share Award Plan receiving an unrestricted Common Share award (or the unrestricted portion of a Restricted Share award) will be taxed as ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time of the award.

Restricted Shares.    The term "restricted shares" refers to an award of Common Shares under the Share Award Plan that are subject to forfeiture restrictions. A participant generally will not be taxed upon the receipt of a Restricted Share award, but rather will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. A participant may, however, elect under Internal Revenue Code Section 83(b) and not later than 30 days after the transfer of such Common Shares to the participant to recognize ordinary compensation income at the time the Restricted Shares are awarded in an amount equal to the fair market value at that time, notwithstanding the fact that such Common Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional income will be recognized by such participant at the time the restrictions lapse. However, if Common Shares subject to a Section 83(b) election are later forfeited, no tax deduction is allowable with respect to the previously recognized ordinary compensation income to the participant for the forfeited Common Shares.

The full amount of dividends or other distributions of property made with respect to Restricted Shares before the lapse of any applicable restrictions will constitute ordinary compensation income, unless a Section 83(b) election has been made.

The Company, as the recipient of the services rendered by the participant, will be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary compensation income. If the participant makes a Section 83(b) election and later forfeits the Common Shares, the

40         2019 Proxy Statement

Company will be deemed to recognize ordinary income equal to the amount of the deduction previously allowed.

Company Deductions.    The Company deductions referred to in this summary may be limited by Internal Revenue Code Section 162(m) for certain employees.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about Common Shares that may be issued under all of our existing equity compensation plans as of December 31, 2018.

Plan Category	Number of Common Shares to be issuedupon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of Common Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders—2009 Plan	None	None	330,372	(1)
Equity compensation plans not approved by securityholders	None	None	None
Total	None	None	330,372	(1)

(1)
Consists of Common Shares available for issuance pursuant to the terms of the Share Award Plan. Share awards that are repurchased or forfeited will be added to the Common Shares available for issuance under the Share Award Plan.

Other Information

The Board believes that shareholder approval of the proposed amendment to the Share Award Plan will continue to enable the Company to encourage its Trustees, officers and other individuals (whether or not employees) who render services to the Company or a subsidiary to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the award of Common Shares, including Restricted Shares. If the amendment to the Share Award Plan is not approved by shareholders, the Compensation Committee may continue to make awards under the Share Award Plan in its current form until the earlier of such time as there are no longer any Common Shares that may be subject to awards or June 11, 2019, unless the Share Award Plan is earlier terminated by the Board.

Assuming a quorum is present at the meeting, approval of the proposed amendment to the Share Award Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the approval of the amendment to the Office Properties Income Trust 2009 Incentive Share Award Plan.

    2019 Proxy Statement    41

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2018; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

John L. Harrington, Chair Barbara D. Gilmore Donna D. Fraiche William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers

42         2019 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1.  What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the SEC regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: Jennifer B. Clark, Secretary; David M. Blackman, Managing Trustee, President and Chief Executive Officer; and Adam D. Portnoy, Managing Trustee.

2.  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3.  What different methods can I use to vote?

By Written Proxy.    All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 15, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet.    All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

    2019 Proxy Statement    43

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 15, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person.    All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4.  Who may vote at the 2019 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 28, 2019, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5.  What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Trustees recommends on those proposals. Other than the proposals listed on pages 13, 25, 35 and 38, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

6.  What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be voted on at the 2019 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1, 2 or 4. There can be no broker non-votes on Proposal 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

44         2019 Proxy Statement

With respect to Proposal 1, a proxy marked "WITHHOLD" will have the same effect as an abstention and will not be counted for purposes of determining a plurality of votes cast, but will be counted as a vote "AGAINST" for purposes of determining a majority of votes cast under the Company's Trustee resignation policy. Pursuant to the Company's Governance Guidelines, if a Trustee nominee fails to receive a majority of votes cast, he or she will offer to resign from the Board, and the Board will decide whether to accept or reject the resignation offer.

7.  What if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 12.

A shareholder's attendance at the 2019 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Office Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

8.  Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9.  How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow Sodali") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow Sodali against certain liabilities arising out of the Company's agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

    2019 Proxy Statement    45

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

10.  What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Office Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 219-1410. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2019 Annual Meeting Information

11.  How do I attend the 2019 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the record date (February 28, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need photo identification for admission.

  •
  Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1410.

12.  How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 11 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

46         2019 Proxy Statement

Company Documents, Communications and Shareholder Proposals

13.  How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.opireit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.opireit.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

14.  How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Office Properties Income Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@opireit.com. The communication will then be delivered to the appropriate party or parties.

15.  How do I submit a proposal for action at the 2020 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2020 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 29, 2019.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on November 29, 2019 and not earlier than October 30, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 11 of this Proxy Statement.

    2019 Proxy Statement    47

RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2018 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.opireit.com.

Certain Related Person Transactions

Relationships with RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc., and others related to them. One of the Company's Managing Trustees, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc., is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. Barry Portnoy was the Company's other Managing Trustee and a managing director and an officer of RMR Inc. and an officer and employee of RMR LLC until his death on

48         2019 Proxy Statement

February 25, 2018. David Blackman, the Company's other Managing Trustee and the Company's President and Chief Executive Officer, and each of the Company's other officers is also an officer and employee of RMR LLC, including Jeffrey Leer, who succeeded Mark L. Kleifges as the Company's Chief Financial Officer and Treasurer effective January 1, 2019. Mark Kleifges resigned from his positions as the Company's Chief Financial Officer and Treasurer of the Company and as a Managing Trustee effective December 31, 2018.

The Company's Independent Trustees also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves, and, until his death, Barry Portnoy served, as a managing director or managing trustee of these companies and other officers of RMR LLC serve as managing trustees or managing directors of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

RMR LLC or its subsidiaries provide management services to four other Nasdaq listed REITs: HPT, which owns hotels and travel centers; ILPT, which owns industrial and logistics properties; SNH, which primarily owns healthcare, senior living and medical office buildings; and TRMT, which primarily originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. RMR LLC also provides services to other publicly and privately owned companies, including: FVE, which is listed on the Nasdaq and operates senior living communities; TA, which is listed on the Nasdaq and operates and franchises travel centers and restaurants; and Sonesta International Hotels Corporation ("Sonesta"), which operates, manages and franchises hotels, resorts and cruise ships. A subsidiary of RMR LLC is an investment adviser to RIF, a closed end investment company listed on the NYSE American, which invests in securities of real estate companies that are not managed by RMR LLC.

The Company has no employees. The personnel and various services the Company requires to operate the Company's business are provided to the Company by RMR LLC. The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the Company's property level operations. Both of these management agreements are described below, see "—Management Agreements with RMR LLC."

Ownership Interest in RMR Inc. and Registration and Lock-up Agreements. The Company currently holds 2,801,061 shares of class A common stock of RMR Inc., which the Company and SIR acquired in June 2015 in a transaction pursuant to which, among other things, the Company, SIR and two other REITs then managed by RMR LLC acquired class A common stock of RMR Inc. and entered into amended and restated business and property management agreements with RMR LLC. The Company is party to a registration rights agreement with RMR Inc. covering the shares of class A common stock of RMR Inc. issued to the Company in this transaction, pursuant to which the Company has demand and piggyback registration rights, subject to certain limitations.

The Company is also party to a lock up and registration rights agreement with ABP Trust, Adam Portnoy and Barry Portnoy pursuant to which they (on behalf of themselves and their permitted transferees) agreed not to transfer the 175,000 Common Shares (after giving effect to the Reverse Share Split) that ABP Trust received in this transaction for a 10 year period ending on June 5, 2025 and they have certain demand and piggyback registration rights, subject, in each case, to certain exceptions.

Prior to the SIR Merger, SIR was party to similar registration rights and lock-up agreements with RMR LLC that the Company assumed in the SIR Merger.

    2019 Proxy Statement    49

Management Agreements with RMR LLC. The Company's management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash, among other terms:

  •
  Base Management Fee. The annual base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  o
  the sum of (a) 0.5% of the average aggregate historical cost of the real estate assets acquired from a REIT to which RMR LLC provided business management or property management services (the "Transferred Assets"), plus (b) 0.7% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

  o
  the sum of (a) 0.7% of the average closing price per Common Share on the stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization") up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves; provided, however, the Company's ownership of SIR common shares was not included as part of the Company's real estate investments for purposes of calculating the Company's base management fee due to RMR LLC since SIR paid separate business management fees to RMR LLC.

  •
  Incentive Management Fee. The incentive management fee which may be earned by RMR LLC for an annual period is calculated as follows:

  o
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12.0% of the product of:

  ▪
  the Company's equity market capitalization on the last trading day of the year immediately prior to the relevant three year measurement period, and

  ▪
  the amount (expressed as a percentage) by which the total return per share, as defined in the business management agreement and further described below, of the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the applicable index, or the benchmark return per share, for the relevant measurement period. Effective as of January 1, 2019, the Company amended its business management agreement with RMR LLC so that the SNL U.S. Office REIT Index will be used for periods beginning on and after January 1, 2019, with the SNL U.S. REIT Equity Index for periods ending on or prior to December 31, 2018.

      For purposes of the total return per share of the holders of Common Shares, share price appreciation for a measurement period is determined by subtracting (1) the closing price of the Common Shares on the Nasdaq on the last trading day of the year immediately before the first year of the applicable measurement period, or the initial share price, from (2) the average closing price of the Common Shares on the 10 consecutive trading days having the highest average closing prices during the final 30 trading days in the last year of the measurement period.

50         2019 Proxy Statement

    o
    The calculation of the incentive management fee (including the determinations of the Company's equity market capitalization, initial share price and the total return per share of holders of Common Shares) is subject to adjustments if additional Common Shares are issued during the measurement period.

    o
    No incentive management fee is payable by the Company unless the total return per share during the measurement period is positive.

    o
    The measurement periods are three year periods ending with the year for which the incentive management fee is being calculated.

    o
    If the Company's total return per share exceeds 12.0% per year in any measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the applicable index for such measurement period and 12.0% per year, or the adjusted benchmark return per share. In instances where the adjusted benchmark return per share applies, the incentive management fee will be reduced if the Company's total return per share is between 200 basis points and 500 basis points below the applicable index by a low return factor, as defined in the business management agreement, and there will be no incentive management fee paid if, in these instances, the Company's total return per share is more than 500 basis points below the applicable index.

    o
    The incentive management fee is subject to a cap. The cap is equal to the value of the number of Common Shares which would, after issuance, represent 1.5% of the number of Common Shares then outstanding multiplied by the average closing price of Common Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

    o
    Incentive management fees the Company paid to RMR LLC for any period may be subject to "clawback" if the Company's financial statements for that period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive management fee the Company paid was greater than the amount the Company would have paid based on the restated financial statements.

  •
  Property Management and Construction Supervision Fees. The property management fees payable to RMR LLC by the Company for each applicable period are equal to 3.0% of gross collected rents and the construction supervision fees payable to RMR LLC by the Company for each applicable period are equal to 5.0% of construction costs.

    Pursuant to the Company's business management agreement with RMR LLC, the Company recognized net business management fees of approximately $16.4 million for the year ended December 31, 2018, which amount reflects a reduction of approximately $0.6 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Company's acquisition of interest in RMR Inc. in June 2015. No incentive management fee was payable to RMR LLC under the Company's business management agreement for the year ended December 31, 2018.

    Pursuant to the Company's property management agreement with RMR LLC, the Company recognized aggregate net property management and construction supervision fees of approximately $14.0 million for the year ended December 31, 2018, which amount reflects a reduction of approximately $0.5 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Company's acquisition of interest in RMR Inc. in June 2015.

    Prior to the SIR Merger, SIR was party to business and property management agreements with RMR LLC. The terms of those agreements were substantially similar to the terms of the Company's business and property management agreements with RMR LLC, including the determination of the fees payable to RMR LLC. Pursuant to its business management agreement

    2019 Proxy Statement    51

    with RMR LLC, SIR incurred an incentive management fee of approximately $25.8 million for the year ended December 31, 2018, payable in January 2019. In addition, SIR had incurred, in the ordinary course, but not paid, aggregate business management, property management and construction supervision fees of approximately $2.2 million at December 31, 2018. As successor to SIR as a result of the SIR Merger, the Company assumed the obligations to pay SIR's 2018 incentive management fee and the business management, property management and construction supervision fees it had accrued, but not paid, as of December 31, 2018. The Company paid these fees to RMR LLC in January 2019. In calculating the incentive management fee payable by SIR for the year ended December 31, 2018, SIR's total shareholder return per share and benchmark return per share were adjusted in accordance with its business management agreement to reflect aggregate net increases in the number of SIR common shares outstanding as a result of certain share issuances and repurchases by SIR during the three year measurement period ended December 31, 2018, and compared to the SNL U.S. REIT Equity Index. Upon consummation of the SIR Merger, SIR's separate business and property management agreements with RMR LLC were terminated for convenience and RMR LLC waived its right to receive payment of the termination fees due on account of that termination.

  •
  Expense Reimbursement. The Company is generally responsible for all of the Company's operating expenses, including certain expenses incurred or arranged by RMR LLC on the Company's behalf. The Company is generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC's employees assigned to work exclusively or partly at the Company's properties, the Company's share of the wages, benefits and other related costs of RMR LLC's centralized accounting personnel, the Company's share of RMR LLC's costs for providing the Company's internal audit function and as otherwise agreed. The Company's property level operating expenses are generally incorporated into rents charged to the Company's tenants, including certain payroll and related costs incurred by RMR LLC. The Company reimbursed RMR LLC approximately $21.0 million for property management related expenses for year ended December 31, 2018. The Company assumed the obligation to reimburse RMR LLC for similar expenses that RMR LLC had incurred on behalf of SIR in the ordinary course but which SIR had not paid as of December 31, 2018. The Company reimbursed RMR LLC approximately $0.5 million in January 2019 for these expenses. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amount recognized as expense for internal audit costs was approximately $0.2 million for the year ended December 31, 2018.

  •
  Term. The Company's management agreements with RMR LLC have terms that end on December 31, 2038, and automatically extend on December 31st of each year for an additional year, so that the terms of the Company's management agreements thereafter end on the 20th anniversary of the date of the extension.

  •
  Termination Rights. The Company has the right to terminate one or both of the Company's management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

  •
  Termination Fee. If the Company terminates one or both of the Company's management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of the Company's management agreements for good reason, the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of the Company's management agreements with RMR LLC for a performance reason, the Company has agreed to pay RMR LLC the termination

52         2019 Proxy Statement

    fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. The Company is not required to pay any termination fee if the Company terminates the Company's management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

  •
  Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC, including cooperating with the Company and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under the Company's business management agreement and to facilitate the orderly transfer of the management of the managed properties under the Company's property management agreement, as applicable.

  •
  Vendors. Pursuant to the Company's management agreements with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC or its subsidiaries provide management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

  •
  Investment Opportunities. Under the Company's business management agreement with RMR LLC, the Company acknowledges that RMR LLC may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to the Company's and the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR LLC.

Share Awards to RMR LLC Employees. The Company awards Common Shares to the Company's officers and other employees of RMR LLC annually. Generally, one fifth of these awards vests on the date of the awards and one fifth vests on each of the next four anniversaries of the dates of the awards. During 2018, the Company awarded to the Company's officers and other employees of RMR LLC annual awards of 14,675 Common Shares (after giving effect to the Reverse Share Split), valued at approximately $1.0 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under the Company's equity compensation plan. These share awards to RMR LLC employees are in addition to the share awards made to the Company's current and former Managing Trustees, as Trustee compensation, and the fees the Company paid to RMR LLC. During 2018, the Company purchased 4,984 Common Shares (after giving effect to the Reverse Share Split), at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's trustees and officers and other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of the Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under the Company's equity compensation plans. The aggregate value of the Common Share awards the Company so accelerated, measured as of the effective dates of acceleration, was approximately $0.02 million, in aggregate, for the year ended December 31, 2018. Additionally, each of the Company's executive officers during 2018 received share awards of RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services in their capacities as officers or employees of RMR LLC.

Prior to the SIR Merger, SIR historically made share awards to certain RMR LLC employees under its equity compensation plan and during 2018, SIR awarded to its officers and other employees of RMR LLC annual share awards of 58,700 of its common shares, valued at approximately $1.2 million in aggregate. During this period, SIR repurchased 13,063 common shares awarded to certain of its officers and employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of its common shares. During the year ended December 31, 2018, SIR accelerated the vesting of its common shares previously awarded to certain of its officers and employees of RMR LLC in

    2019 Proxy Statement    53

connection with their termination of employment from RMR LLC. The aggregate value of the Common Share awards the Company so accelerated, measured as of the effective dates of acceleration, was approximately $0.04 million, in aggregate, for the year ended December 31, 2018. Additionally, each of SIR's executive officers during 2018 received share awards of RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services in their capacities as officers or employees of RMR LLC.

Leases with RMR LLC. The Company leases office space to RMR LLC in certain of the Company's properties for RMR LLC's property management offices. Pursuant to the Company's lease agreements with RMR LLC, the Company recognized rental income from RMR LLC for leased office space of approximately $1.0 million for the year ended December 31, 2018. The Company's office space leases with RMR LLC are terminable by RMR LLC if the Company's management agreements with RMR LLC are terminated.

Other. The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Trustees, Adam Portnoy, and the remainder was owned by Barry Portnoy until his death and which manages certain hotels owned by HPT, and the Company's Trustees and officers have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Trustees and officers for the costs of these hotel stays.

Relationship with SIR. Until October 9, 2018 (as further described below), the Company owned 24,918,421 SIR common shares, or approximately 27.8% of its then outstanding common shares. During 2018, the Company's Managing Trustees also served as managing trustees of SIR, the Company's President and Chief Executive Officer also served as SIR's president and chief executive officer and Jeffrey Leer, the Company's Chief Financial Officer and Treasurer, served as SIR's chief financial officer and treasurer. During 2018, each of SIR's officers was also an officer and employee of RMR LLC. RMR LLC provides management services to the Company and provided management services to SIR until it ceased to exist.

SIR Merger. On September 14, 2018, the Company and the Company's wholly owned subsidiary, GOV MS REIT, a Maryland real estate investment trust ("Merger Sub"), and SIR entered an Agreement and Plan of Merger (the "SIR Merger Agreement"), pursuant to which SIR merged with and into Merger Sub, with Merger Sub continuing as the surviving entity in the merger.

The SIR Merger was consummated and became effective at 4:01 p.m., Eastern time, on December 31, 2018. Pursuant to the terms set forth in the SIR Merger Agreement, at the effective time of the SIR Merger, the Company issued to SIR's shareholders 1.04 Common Shares, for each common share of SIR issued and outstanding immediately prior to the effective time of the SIR Merger (other than SIR common shares held by the Company or any of the Company's or SIR's wholly owned subsidiaries), with cash paid in lieu of fractional shares and any outstanding unvested SIR common share awards under SIR's equity compensation plan were converted into awards under the Share Award Plan, subject to substantially similar vesting requirements and other terms and conditions, of a number of the Common Shares determined by multiplying the number of unvested SIR common shares subject to such award by 1.04 (rounded down to the nearest whole number). Later on December 31, 2018, Merger Sub merged with and into the Company, with the Company as the surviving entity and the Company changed the Company's name to "Office Properties Income Trust."

As a condition of the SIR Merger, on October 9, 2018, the Company sold all of the 24,918,421 common shares of SIR the Company then owned (the "Secondary Sale"), in an underwritten public offering at a price of $18.25 per share, raising net proceeds of approximately $435.1 million after deducting underwriting discounts and offering expenses. The Company used the net proceeds from the Secondary Sale to repay amounts outstanding under the Company's revolving credit facility.

54         2019 Proxy Statement

In addition, as a condition of the SIR Merger, on December 27, 2018, SIR paid a pro rata distribution to SIR's shareholders as of the close of business on December 20, 2018 of all 45,000,000 common shares of beneficial interest of ILPT that SIR owned.

Upon consummation of the SIR Merger, the Company assumed all of the principal and interest on all of SIR's outstanding approximately $400 million aggregate principal amount of 3.60% Senior Notes due 2020, approximately $300 million aggregate principal amount of 4.15% Senior Notes due 2022, approximately $350 million aggregate principal amount of 4.250% Senior Notes due 2024 and approximately $400 million aggregate principal amount of 4.50% Senior Notes due 2025.

IPO Related Agreements with ILPT. On January 17, 2018, ILPT, then a wholly owned subsidiary of SIR, completed an initial public offering (the "ILPT IPO") and listing on the Nasdaq of 20,000,000 of its common shares. In connection with the ILPT IPO, SIR and ILPT entered a transaction agreement (the "Transaction Agreement") to govern SIR's relationship with ILPT. The Company is the successor to SIR under the Transaction Agreement. Pursuant to the Transaction Agreement:

  •
  the current assets and current liabilities of ILPT, as of the time of closing of the ILPT IPO, were settled so that SIR retains all pre-closing current assets and pre-closing current liabilities and ILPT assumes all post-closing current assets and post-closing current liabilities;

  •
  ILPT will indemnify SIR with respect to any of ILPT's liabilities, and SIR will indemnify ILPT with respect to any of SIR's liabilities, after giving effect to the settlement between SIR and ILPT of ILPT's current assets and current liabilities; and

  •
  SIR and ILPT will cooperate to enforce the ownership limitations in SIR's and ILPT's respective declaration of trust as may be appropriate to qualify for and maintain qualification for taxation as a REIT under the United States Internal Revenue Code of 1986, as amended, and otherwise to ensure each receives the economics of its assets and liabilities and to file future tax returns, including appropriate allocations of taxable income, expenses and other tax attributes.

Relationship with AIC. The Company, ABP Trust, ILPT and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to a shareholders agreement regarding AIC.

All the Company's Trustees (other than David Blackman) and all the independent trustees and independent directors of the other AIC shareholders currently serve on the board of directors of AIC. On December 28, 2018, SIR and ILPT entered into a stock purchase agreement (the "AIC Stock Purchase Agreement") pursuant to which ILPT purchased all of SIR's shares of common stock of AIC, effective December 31, 2018, for approximately $8.6 million. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums, including taxes and fees, of approximately $1.2 million in connection with this insurance program for the policy year ending June 30, 2019, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program. Properties that the Company acquired as a result of the SIR Merger were already previously included in this insurance program because SIR was a participant in the program. SIR paid an annual premium, including taxes and fees, of approximately $1.7 million in connection with this insurance program for the policy year ending June 30, 2019.

Directors' and Officers' Liability Insurance. The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services participate in a combined directors' and

    2019 Proxy Statement    55

officers' liability insurance policy. The current combined policy expires in September 2020. The Company paid an aggregate premium of approximately $0.2 million for this policy in 2018.

The foregoing descriptions of the Company's agreements with RMR LLC, RMR Inc., AIC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

56         2019 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 28, 2019

    2019 Proxy Statement    57

ANNEX A

OFFICE PROPERTIES INCOME TRUST

2009 INCENTIVE SHARE AWARD PLAN

Office Properties Income Trust, formerly known as Government Properties Income Trust (the "Company"), hereby adopts the Office Properties Income Trust 2009 Incentive Share Award Plan (as amended from time to time, the "Plan"), effective as of June 11, 2009.

I.
PURPOSE

The Plan is intended to advance the interests of the Company and its subsidiaries by providing a means of rewarding selected officers, employees and Trustees of the Company, employees of its manager and others rendering valuable services to the Company or its subsidiaries, through grants of the Company's Shares.

II.
DEFINITIONS

Terms that are capitalized in the text of the Plan have the meanings set forth below:

  (a)   "Board" means the Board of Trustees of the Company.

  (b)   "Company" means Office Properties Income Trust, a Maryland real estate investment trust.

  (c)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (d)   "Key Person" means an employee, consultant, manager, Trustee, officer or other person providing services to the Company, to a subsidiary of the Company or to the Manager on behalf of the Company.

  (e)   "Manager" means the person or entity serving as manager to the Company.

  (f)    "Participant" means a person to whom Shares have been granted, or any other person who becomes owner of the Shares by reason of such person's death or incapacity.

  (g)   "Securities Act" means the Securities Act of 1933, as amended.

  (h)   "Share Agreement" means an agreement between the Company and a Participant regarding Shares issued to the Participant pursuant to the Plan.

  (i)    "Shares" means the Company's common shares of beneficial interest, par value $.01 per share.

  (j)    "Trustee" means a member of the Board.

III.
SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section VII, the total number of Shares which may be granted under the Plan is 500,000 Shares. A holder of Shares granted under the Plan, whether or not vested, shall have all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any distributions, unless the Board shall otherwise determine. Certificates representing Shares and statements representing Shares issued in book-entry form may be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Securities Act and the applicable Share Agreement, if any. Shares subject to awards under the Plan which are forfeited shall again be available for grant under the Plan.

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IV.
METHOD OF GRANTING SHARES

Grants of Shares to any person shall be made by action of the Board, and shall be made solely in accordance with the instructions of the Board as to the selection of persons to whom Shares are to be granted, the amount and timing of each such grant, and the extent, if any, to which vesting restrictions or other conditions shall apply to the granted Shares. If a person to whom such a grant of Shares has been made fails to execute and deliver to the Company a Share Agreement within ten (10) days after it is submitted to him or her, the grant of Shares related to such Share Agreement may be cancelled by the Company, acting by the Board, at its option without further notice to the Participant. Nothing in this Section IV shall prevent the Board from delegating its authority to make grants to a committee pursuant to Section V.

V.
ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board or, in the discretion of the Board, a committee designated by the Board and composed of at least two (2) members of the Board. All references in the Plan to the Board shall be understood to refer to such committee or the Board, whoever shall administer the Plan. As of the effective date of the Plan, the Board has delegated its authority to administer the Plan to the Compensation Committee of the Company pursuant to the written charter for such committee; however, the Board may revoke or rescind this delegation of authority in whole or in part at any time. All questions of interpretation and application of the Plan and of grants of Shares shall be determined by the Board or its designated committee in its sole discretion, and its determination shall be final and binding upon all persons, including the Company and all Participants. Without limiting the generality of the foregoing, the Board or the designated committee is authorized to adopt and approve from time to time the forms and, subject to the terms of the Plan, the terms and conditions of any Share Agreement. If it determines to do so, the Board or its designated committee may grant Shares under this Plan which are not subject to a Share Agreement.

For so long as Section 16 of the Exchange Act is applicable to the Company, each member of any committee designated to administer the Plan shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act and, for so long as Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), is applicable to the Company, an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder.

With respect to persons subject to Section 16 of the Exchange Act, grants under the Plan are intended to be exempt from the provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 or its successor under the Exchange Act.

VI.
ELIGIBLE PERSONS

The persons eligible to receive grants of Shares shall be those persons selected by the Board or designated committee from among Key Persons who contribute to the business of the Company and its subsidiaries.

VII.
CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding Shares are hereafter changed for a different number or kind of Shares or other securities of the Company, or are otherwise affected by reason of a merger, sale of assets, reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or any similar corporate transaction, a corresponding adjustment shall be made in the number and kind of Shares or other securities covered by outstanding grants of Shares, and for which Shares may be granted under the Plan.

VIII.
DURATION, AMENDMENT AND TERMINATION OF PLAN

Shares may be granted under the Plan from time to time until the close of business on June 11, 2022. Subject to any shareholder approval that may be required under applicable law or the rules of any stock

A-2         2019 Proxy Statement

exchange on which the Shares are listed, the Board hereafter may at any time amend or extend the Plan, including amendments to change the number of shares subject to the Plan. The Plan may be terminated at any time by action of the Board without, however, affecting the rights of a Participant or the Company as to Shares granted prior to such termination.

IX.
MISCELLANEOUS

A.    Nonassignability of Shares.    Shares subject to a Share Agreement shall not be assignable or transferable by a Participant except in accordance with the terms of the applicable Share Agreement.

B.    No Guarantee of Employment.    Neither the award of Shares nor a Share Agreement shall give any person the right to continue in the employment of, or to continue to act as an officer or Trustee of, or to serve in any other capacity with, the Company, any subsidiary or the Manager, or give the Company, any subsidiary or the Manager the right to require such person to continue in any such capacity.

C.    Tax Withholding; Section 409A.    To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by a Participant by reason of a grant of Shares, and, as a condition to the receipt of any grant of Shares, a Participant agrees that if the amount payable to him by the Company in the ordinary course is insufficient to pay such taxes, he shall, upon request of the Company, pay the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Compensation Committee may in its discretion permit any Participant's withholding obligation to be paid in whole or in part in the form of Shares, by withholding from the Shares to be issued to such Participant or by accepting delivery of Shares already owned by him. The fair market value of the Shares for this purpose shall be the closing price of the Shares on the principal securities exchange on which the Shares are listed on the date such Shares are repurchased by the Company, unless otherwise determined by the Board in its discretion.

If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company share certificates registered in his name or other evidence of legal and beneficial ownership of Shares owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the Shares represented by such share certificates. If the Participant is subject to Section 16(a) of the Exchange Act, his ability to pay the withholding obligation in the form of Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

It is intended that awards granted under the Plan be exempt from the application of Section 409A of the Code, and the Plan and such awards shall be construed in accordance with that intention.

D.    Compliance with Law.    This Plan, the granting and vesting of Shares hereunder, and the other obligations of the Company under this Plan and any Share Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its reasonable discretion, may postpone the issuance or delivery of Shares until completion of any required action under any state or federal law, rule or regulation as the Company may consider appropriate in order to comply with the applicable laws, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of this Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

E.    Governing Law.    The validity, construction and effect of this Plan, any rules and regulations relating to this Plan and any Share Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to principles of conflict of laws.

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F.    Change in Control.    Each unvested Share under the Plan immediately prior to the occurrence of a "Change in Control" or a "Termination Event" shall become fully vested upon the occurrence of the Change in Control or Termination Event, as each term is defined below.

For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

(a)   any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding Shares or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

(b)   the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on March 27, 2019, constitute the Board and any new Trustee (other than a Trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Trustees) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on March 27, 2019 or whose appointment, election or nomination for election was previously so approved or recommended;

(c)   there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(d)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In addition, for purposes of the Plan, a "Termination Event" shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) ceases to be the manager or shared services provider to the Company.

For purposes of this Section IX(F), the following terms shall have the meaning set forth in this paragraph: "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

A-4         2019 Proxy Statement

THANK YOU

Thank you for being a shareholder of Office Properties Income Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 15, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your voting instructions. OFFICE PROPERTIES INCOME TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 15, 2019. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Office Properties Income Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Office Properties Income Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E71188-P19061 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. OFFICE PROPERTIES INCOME TRUST For ! ! ! Withhold ! ! ! 1. Election of Trustees. Nominee (for Independent Trustee in Class I): Barbara D. Gilmore Nominee (for Independent Trustee in Class I): John L. Harrington Nominee (for Managing Trustee in Class I): Adam D. Portnoy Advisory vote to approve executive compensation. For Against Abstain ! ! ! ! ! ! ! ! ! 2. 3. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year. 4. Approval of an amendment to the Office Properties Income Trust 2009 Incentive Share Award Plan, as amended. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees recommends a vote FOR all Nominees for Trustee in proposal 1 and FOR Proposals 2, 3 and 4.

OFFICE PROPERTIES INCOME TRUST ANNUAL MEETING OF SHAREHOLDERS May 16, 2019, 9:30 a.m., Eastern time Office Properties Income Trust Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2019 Annual Meeting of Shareholders of Office Properties Income Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; Advisory vote to approve executive compensation; Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; Approval of an amendment to the Office Properties Income Trust 2009 Incentive Share Award Plan, as amended; and 2. 3. 4. 5. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. E71189-P19061 OFFICE PROPERTIES INCOME TRUST Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Shareholders of Office Properties Income Trust (the "Company"), including the Company's annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Office Properties Income Trust. The undersigned shareholder of the Company hereby appoints David M. Blackman, Jennifer B. Clark and Adam D. Portnoy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 16, 2019, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments: